Exhibit 99.1

Freddie Mac Class A Taxable Multifamily M Certificates Series M-040

Underlying Bonds Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

6 July 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Deutsche Bank AG, New York Branch

60 Wall Street

New York, New York 10005

Re:	Freddie Mac Class A Taxable Multifamily M Certificates Series M-040 (the “Class A Certificates”)

Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by the addressees of this report (the “Specified Parties”), solely to assist Federal Home Loan Mortgage Corporation (“Freddie Mac”) in evaluating the accuracy of certain information with respect to certain Underlying Bonds (as defined herein) relating to the Freddie Mac Class A Taxable Multifamily M Certificates Series M-040 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.	An electronic data file labeled “Kutak Rock Comforted Data Tape Abington Only July 2017v3.xlsx” and the related record layout and decode information (the “Data File”), that Freddie Mac indicated contains information as of 1 July 2017 (the “Cutoff Date”) relating to a pool of multifamily affordable housing bonds issued by certain state and local entities to finance multifamily affordable housing mortgages (the “Underlying Bonds”),
b.	Imaged copies of:
i.	The borrower loan agreement (the “Borrower Loan Agreement”),
ii.	The par covenant agreement (the “Par Covenant Agreement”) and
iii.	The Underlying Bond trust indenture (the “Indenture,” together with the Borrower Loan Agreement and Par Covenant Agreement, the “Source Documents”)

for the Underlying Bond with a debt classification of “Taxable,” as shown on the Data File,

c.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File relating to the Underlying Bonds, which are listed on Exhibit 1 to Attachment A and
d.	Instructions, assumptions and methodologies, which are shown in Attachment A.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Underlying Bonds,
iii.	Whether the originator or issuer of the Underlying Bonds complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Underlying Bonds that would be material to the likelihood that the issuer of the Class A Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 July 2017

Attachment A

Procedure performed and our associated findings

1.	For the Underlying Bond with a debt classification of “Taxable,” as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions provided by Freddie Mac that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics

Bond Characteristic	Source Document(s)	Note

Property name	Borrower Loan Agreement	i.

Debt type	Indenture

Bond CUSIP	Par Covenant Agreement

Authorized bond denominations	Indenture

Interest type	Indenture

Current bond rate and/or loan rate	Indenture

Original UPB	Par Covenant Agreement

Current bond amount (UPB)	Borrower Loan Agreement, Par Covenant Agreement and recalculation	ii.

First payment date	Par Covenant Agreement

Original bond note date	Par Covenant Agreement

Maturity date	Par Covenant Agreement

Bond amort period (months)	Borrower Loan Agreement

Interest only begin date	Borrower Loan Agreement

Interest only end date	Borrower Loan Agreement

Payment frequency	Par Covenant Agreement

Interest rate calculation type	Indenture

Interest payment due date	Par Covenant Agreement

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the current bond amount (UPB) Bond Characteristic, Freddie Mac instructed us to recalculate the current bond amount (UPB) of the Underlying Bond assuming no mortgage payments of principal have been made prior to the interest only end date, as shown in the Borrower Loan Agreement.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that are described in the notes above.